UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2005

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement.

Pursuant to a Restricted Stock Unit Award Agreement, dated as of August 1, 2005, between Consolidated Edison, Inc. (Con Edison) and Stephen B. Bram, Con Edison’s Group President, Energy and Communications, Mr. Bram was awarded 15,800 restricted stock units, which vest on December 31, 2007. A copy of the agreement is attached hereto as Exhibit 10 and incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10	Restricted Stock Unit Award Agreement, dated as of August 1, 2005, between Con Edison and Stephen B. Bram.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

By	/s/ Joan S. Freilich
Joan S. Freilich
Executive Vice President and Chief Financial Officer

DATE: August 4, 2005